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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

VENOCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-123711	77-0323555
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3260 Denver, Colorado		80202-1370
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On May 13, 2005, Venoco, Inc. (the "Company") issued a press release reporting financial results and operating information for the quarter ended March 31, 2005. On May 16, 2005, the Company issued a press release providing supplemental information with respect to certain price differential data contained in the May 13, 2005 release. Copies of both releases are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (c)

Exhibit No.	Description
99.1	Press Release, dated May 13, 2005.
99.2	Supplemental Press Release, dated May 16, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: May 17, 2005

VENOCO, INC.
By:	/s/ TIMOTHY M. MARQUEZ
Name:	Timothy M. Marquez
Title:	Chief Executive Officer

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  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE